July 30, 2012

Dreyfus Investment Funds

Dreyfus Funds, Inc.

The Dreyfus/Laurel Funds, Inc.

The Dreyfus/Laurel Funds Trust

- Dreyfus International Bond Fund

- Dreyfus Global Equity Income Fund

-Dreyfus High Yield Fund

Supplement to Statement of Additional Information

Dated January 1, 2012 as revised or amended February 1, 2012, March 1, 2012,

May 1, 2012, June 12, 2012 and July 30, 2012

The Statement of Additional Information for the funds listed above, dated January 1, 2012 as revised or amended February 1, 2012, March 1, 2012, May 1, 2012, June 18, 2012 and July 30, 2012 is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com  or calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.).